Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

The Jensen Quality Growth Fund Inc.

Supplement to the
Prospectus and Statement of Additional Information,
each dated September 30, 2024

July 30, 2025

1.Change in Board Chair and Board Committee Chairs
Kenneth Thrasher, an Independent Director and the Chair of the board of directors of The Jensen Quality Growth Fund Inc. (the “Fund”), will be retiring from service as a Director effective as of October 21, 2025. In anticipation of his planned retirement from service as a Director, Mr. Thrasher resigned as Chairman effective July 16, 2025. Dr. Janet Hamilton, an Independent Director of the Fund’s board of directors (the “Board”), was appointed as Chair of the Board effective July 16, 2025. Charles Wilhoite, an Independent Director of the Board and member of the Governance Committee, was appointed as Chair of the Governance Committee effective July 16, 2025.

Accordingly, all references to Mr. Thrasher as Chair of the Board within the Statement of Additional Information (“SAI”) shall instead be references to Dr. Hamilton. Mr. Thrasher will remain a Director of the Fund and a member of each Board committee until the date of his retirement from service and resignation as a Director. Also, all references to Dr. Hamilton as Chair of the Governance Committee of the Board shall instead be references to Mr. Wilhoite.

2.Use of Fund Liquidity Programs

Within the Prospectus, please add the following immediately above the heading “Principal Risks” on page 9 of the Prospectus:

“Fund Liquidity Programs

“If deemed in the best interests of the Fund and its shareholders, the Fund may participate in liquidity programs (“Liquidity Programs” or “Programs”) offered by two independent third-party service providers, unaffiliated with the Fund and Adviser, designed to provide alternative liquidity sources for mutual funds experiencing net redemptions of their shares. These Liquidity Programs provide participating mutual funds, including the Fund, with a source of cash that is used to meet net shareholder redemptions that will settle on the next business day by purchasing shares of mutual funds, including the Fund. Depending on the Program used, the Fund’s shares are redeemed when the Fund experiences net sales, at the end of a maximum holding period set by each Program, which ranges from two trading days to eight calendar days, or at other times in the discretion of the Program or the Adviser.

“During the period that these Programs hold the Fund’s shares, they will have the same rights and privileges with respect to those shares as any other shareholder. One of the Programs charges the Fund a fee each time the Fund requests the Program to purchase Fund shares. The fee is calculated by applying a fee rate to the total value of the shares purchased by the Program. The fee rate is determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14% of the total value of the Fund shares purchased, although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of the Fund and its shareholders.

“Purchases of Fund shares through the Liquidity Programs are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. One of these Liquidity Programs, in accordance with federal securities laws applicable due to its structure, is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. For the other Program, its ownership of Fund shares will not exceed 5% of the Fund’s total assets under management.

“When each Program redeems its Fund shares, it will redeem its entire share position in the Fund and request that such redemption be delivered in-kind in accordance with the Fund’s redemption in-kind policies described under the “Redemptions In-Kind” section in this Prospectus.

“The Fund’s Board has approved the use of these Liquidity Programs. The Adviser believes that the Programs may help limit the impact to the Fund during periods of net redemptions of Fund shares, including lowering transaction costs, to the benefit of the Fund and its shareholders, although there is no guarantee that the Programs will do so. To the extent that the Fund’s assets do not decline, the Adviser may also benefit.

“Neither Program is subject to the Fund’s investment minimums or the limitations noted in Market Timing section contained in this Prospectus.”

3.Redemptions In-Kind

Within the Prospectus, the paragraph appearing immediately above the subheading “IRA Redemption” on page 20 of the Prospectus is replaced with the following:

“The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly under normal market conditions and may also be used in periods of stressed market conditions. The Fund reserves the right to satisfy redemption requests in-kind as described below. The Fund also has in place a line of credit that may be used to meet redemption requests.”

Within the Prospectus, the two paragraphs appearing under the subheading “Redemption-in-Kind” on page 21 of the Prospectus are replaced with the following:

“The Fund generally pays redemption proceeds in cash. However, pursuant to the Fund’s policies, the Fund reserves the right to pay all or part of a shareholder’s redemption proceeds by a distribution of liquid securities with a market value equal to the redemption price (redemption in-kind). The Fund does not expect to redeem shares in-kind except to (i) meet redemption requests that represent a large percentage of the Fund’s net assets, or (ii) when the Adviser determines that existing conditions make cash payments undesirable, including when the Fund experiences one or more uncharacteristically large redemptions by one or more Fund shareholders or during extreme market conditions that significantly limit market liquidity and increase the risk of diluting the interests of remaining Fund shareholders when selling portfolio securities to meet Fund redemptions. The Fund also expects to redeem shares in-kind when it participates in the Liquidity Programs described in this Prospectus. Any securities redeemed in kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions paid in cash. In addition, sales of such in-kind securities may generate taxable gains.

“Pursuant to the Fund’s policies, if your total redemption request during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s NAV, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s NAV in securities instead of cash. If the Fund pays your redemption proceeds in kind by a distribution of securities, you could incur subsequent brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash.”

4.Market Timing

Within the Prospectus, the first paragraph appearing under the subheading “Market Timing” on page 23 of the Prospectus is replaced with the following:

“The Fund is designed for long-term investors. Except as noted below, investors who engage in frequent purchases and redemptions of the Fund’s shares, referred to as “market timing,” may dilute the value of the Fund’s shares, interfere with the efficient management of the Fund’s portfolio and increase the Fund’s brokerage and administrative costs. The Fund’s Board of Directors has adopted a policy regarding such market timing. The Fund believes that its investment strategy is not attractive to market timing investors because its portfolio holdings are primarily of domestic issuers, which eliminates “time-zone arbitrage” that may be associated with funds that have significant holdings in foreign securities traded on foreign exchanges. In addition, the Fund invests primarily in large capitalization “blue chip” companies that historically have exhibited a relatively low level of the short-term volatility usually sought by market-timing investors. As a result, the Fund does not currently impose any trading restrictions or redemption fees on Fund shareholders.”

Within the Prospectus, please add the following new paragraph immediately after the last paragraph under the subheading “Market Timing” on page 23 of the Prospectus:

“Short-term trading by Liquidity Programs is permitted. However, in most cases, the Fund will neither make any exceptions to its short-term trading policy, nor grant permission to any third-party to engage in short-term trading within the Fund.”

5.Fund Portfolio Holdings Disclosure

Within the SAI, the third paragraph appearing under the heading “DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION” on page 4 of the SAI is replaced with the following:

“To assure that the Fund’s portfolio holdings information is disseminated fairly to the public and to prevent selective disclosure of such information and to avoid conflicts of interest with the Fund’s shareholders, the Adviser, Distributor (as defined below), or any other affiliated person of the Fund, the Fund’s portfolio holdings information may not be disclosed to any person earlier than the day after the portfolio holdings information is first published on the Fund’s website, except as described below or otherwise when the Fund’s Chief Compliance Officer (“CCO”) determines that such disclosure is in the best interests of the Fund’s shareholders. The Fund may provide to third-party service providers portfolio holdings information on a more frequent basis when there is a legitimate business purpose for such disclosure. These third party service providers may include the custodian, administrator, transfer agent, distributor, legal counsel, independent registered public accounting firm, proxy services, printers, Liquidity Programs, broker-dealers executing fund transactions and investment research data services. The Fund’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) by each service provider and its employees, either by law or by contract with respect to portfolio holdings data disclosed to them.”

Any portion of the Fund’s Prospectus and Statement of Additional Information not specifically addressed in this supplement remains unchanged.

Please retain this supplement for future reference.

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